Exhibit 4.2

OCCIDENTAL PETROLEUM CORPORATION

Officer’s Certificate

July 13, 2020

Pursuant to Section 201 and Section 301 of the Indenture, dated as of August 8, 2019 (the “Indenture”), between Occidental Petroleum Corporation, a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), the terms of the following three series of Securities to be issued pursuant to the Indenture are as follows:

1.          Authorization. The establishment of three new series of Securities of the Company has been approved and authorized in accordance with the provisions of the Indenture pursuant to resolutions adopted by the Board of Directors of the Company (the “Board”) on June 23, 2020 and by the Pricing Committee of the Board on June 26, 2020.

2.         Compliance with Covenants and Conditions Precedent. All covenants and conditions precedent provided for in the Indenture relating to the establishment of such series of Securities have been complied with.

3.           Terms. The terms of the series of Securities established pursuant to this Officer’s Certificate shall be as follows:

(i)           Title. The titles of the series of Securities are as follows:

(1)	the “8.000% Senior Notes due 2025” (the “2025 Notes”);

(2)	the “8.500% Senior Notes due 2027” (the “2027 Notes”); and

(3)	the “8.875% Senior Notes due 2030” (the “2030 Notes” and, together with the 2025 Notes and the 2027 Notes, the “Notes”).

(ii)        Initial Aggregate Principal Amount. The initial aggregate principal amount of Notes of each series, which may be authenticated and delivered pursuant to the Indenture (except for Notes of such series authenticated and delivered upon registration of transfer of or in exchange for, or in lieu of, other Notes of such series pursuant to Sections 305, 306, 906 and 1107 of the Indenture), is as follows:

(1)	in the case of the 2025 Notes, $500,000,000;

(2)	in the case of the 2027 Notes, $500,000,000; and

(3)	in the case of the 2030 Notes, $1,000,000,000.

(iii)       Book-Entry Form. The Notes of each series will be issued in book-entry form (“Book-Entry Notes”) and represented by one or more definitive global Notes (the “Global Notes”). The initial Depositary with respect to the Global Notes will be The Depository Trust Company. Book-Entry Notes of any series will not be exchangeable for Notes in definitive form (“Definitive Notes”) except as provided in Section 305 of the Indenture.

(iv)        Persons to Whom Interest Payable. Interest payable on any Interest Payment Date (as defined below) with respect to a Note of any series will be paid to the Person in whose name such Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for the Notes of such series (whether or not a Business Day) with respect to such Interest Payment Date.

(v)         Stated Maturity. The principal amount of the Notes of each series will be payable on the respective dates set forth below, subject to earlier redemption as set forth in paragraph (viii) below:

(1)	in the case of the 2025 Notes, July 15, 2025;

(2)	in the case of the 2027 Notes, July 15, 2027; and

(3)	in the case of the 2030 Notes, July 15, 2030.

(vi)         Rate of Interest; Interest Payment Dates; Regular Record Dates; Accrual of Interest.

The 2025 Notes will bear interest at the rate of 8.000% per annum. The 2027 Notes will bear interest at the rate of 8.500% per annum. The 2030 Notes will bear interest at the rate of 8.875% per annum. Interest on each series of Notes will be payable semi-annually in arrears on July 15 and January 15 of each year, commencing on January 15, 2021. The Regular Record Date for each series of Notes shall be the July 1 or January 1 (whether or not a Business Day), as the case may be, immediately preceding the applicable Interest Payment Date.

“Interest Payment Date” refers to July 15 or January 15 of each year.

The Notes of each series will bear interest from and including July 13, 2020 or from and including the most recent Interest Payment Date to or for which interest has been paid or duly provided until the principal thereof is paid or made available for payment. Interest payments on the Notes of each series shall be the amount of interest accrued from and including the most recent Interest Payment Date for such series for which interest has been paid or duly provided (or from and including July 13, 2020 if no interest has been paid or duly provided with respect to the Notes of such series), to but excluding the next succeeding Interest Payment Date for such series (or other day on which such payment of interest on the Notes of such series is due). Interest on the Notes of each series will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

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(vii)      Place of Payment; Registration of Transfer and Exchange; Notices to Company. Payment of the principal of and interest on the Notes of each series will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. The Notes of each series may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York or at the office of any transfer agent hereafter designated by the Company for such purpose. Notices and demands to or upon the Company in respect of the Notes of any series and the Indenture may be mailed by regular mail, sent by overnight courier, delivered, e-mailed or faxed to Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046, Attention: Treasurer, e-mail: TreasuryFinance@oxy.com, or, in each case, at any other address, fax number or e-mail address previously furnished by the Company by notice to the Trustee for itself and for the benefit of the Holders.

(viii)      Redemption. The Notes of each series are not entitled to any mandatory redemption or sinking fund payments. The Notes of each series are redeemable, in whole at any time or in part from time to time, at the option of the Company on the terms and subject to the conditions set forth in the form of certificate evidencing the Notes of such series attached as an exhibit hereto and in the Indenture.

(ix)         Denominations. The Notes of each series are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(x)         Security Register; Paying Agent. The Security Register for the Notes of each series will be initially maintained at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York or at the office of any transfer agent hereafter designated by the Company for such purpose. The Company hereby appoints the Trustee as the initial Securities Registrar, transfer agent and Paying Agent for the Notes of each series.

(xi)        Further Issues. The Company may, from time to time, without notice to or the consent of the Holders of the Notes of any series, reopen the Notes of such series and issue additional Notes of such series.

(xii)       Form. The certificates evidencing the Notes of each series will be in substantially the form set forth in Exhibit A, in the case of the 2025 Notes, Exhibit B, in the case of the 2027 Notes and Exhibit C, in the case of the 2030 Notes, each attached hereto; provided that if Definitive Notes of any series are issued in exchange for interests in Global Notes of such series, then the legend appearing on the first page and the “Schedule of Exchanges of Interests in the Global Note” appearing on the last page (and all references thereto) of the certificate evidencing the Notes  of such series attached as an exhibit hereto, shall be removed from the Definitive Notes of such series. The Notes of each series shall have such other terms and provisions as are set forth in the form of certificate evidencing the Notes of such series attached as an exhibit hereto, all of which terms and provisions are incorporated by reference in and made a part of this Officer’s Certificate as if set forth in full herein.

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(xiii)      Tax Withholding. In order for the Trustee to comply with Applicable Law that a foreign financial institution, or issuer, trustee, paying agent, holder or other institution is or has agreed to be subject to related to the Indenture, the Company agrees (i) to provide the Trustee sufficient information about Holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) in the Company’s possession that is reasonably requested by the Trustee so that the Trustee can determine whether it has tax related obligations under Applicable Law, and (ii) that the Trustee and the Paying Agent shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law.

Terms (whether or not capitalized) that are defined in the Indenture and not otherwise defined herein have the meanings specified in the Indenture.

The undersigned, for himself or herself, states, as an officer of the Company, not in his or her individual capacity, that he or she has read and is familiar with the provisions of Sections 102 and 103 of the Indenture relating to the requirements as to content and form of this certificate, Article Two of the Indenture relating to the establishment of the form of certificate representing a series of Securities thereunder and Article Three of the Indenture relating to the establishment of a series of Securities thereunder and, in each case, the definitions therein relating thereto; that the statements made in this certificate are based upon an examination of the Notes of each series, upon an examination of and familiarity with Articles Two and Three of the Indenture and such definitions, upon his or her general knowledge of and familiarity with the affairs of the Company and its acts and proceedings and upon the performance of his or her duties as an officer of the Company; that, in his or her opinion, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with; and that in his or her opinion, with respect to the foregoing, the covenants and conditions provided for in the Indenture relating to the establishment of the Notes of each series as a series of Securities under the Indenture, and the Trustee’s authentication of such Notes, have been complied with.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned has hereunto signed this certificate on behalf of the Company as of this 13th day of July, 2020.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Jaime Casas
Name:	Jaime Casas
Title:	Vice President and Treasurer

[Signature Page to Officer’s Certificate Establishing the Notes]

Exhibit A

Form of Certificate Evidencing the 8.000% Senior Notes due 2025

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

8.000% SENIOR NOTE DUE 2025

NO. R-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 DY8
ISIN: US674599DY89

ORIGINAL ISSUE DATE:	July 13, 2020

MATURITY DATE:	July 15, 2025

INTEREST RATE:	8.000% per annum

INTEREST PAYMENT DATES:	July 15 and January 15, commencing January 15, 2021

REGULAR RECORD DATES:	July 1 and January 1

REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from July 13, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on July 15 and January 15 in each year, commencing on January 15, 2021, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the July 1 or January 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 8.000% Senior Notes due 2025 (the “Notes”), limited in initial aggregate principal amount to $500,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated July 13, 2020, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

The Notes are redeemable, in whole at any time or in part from time to time prior to April 15, 2025 (the “Par Call Date”), at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through the Par Call Date (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 50 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date.  On and after the Par Call Date, the Notes are redeemable, in whole at any time or in part from time to time, at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

 “Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

●
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes mature on the Par Call Date), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

●
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

Exhibit B

Form of Certificate Evidencing the 8.500% Senior Notes due 2027

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

8.500% SENIOR NOTE DUE 2027

NO. R-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 DZ5
ISIN: US674599DZ54

ORIGINAL ISSUE DATE:	July 13, 2020

MATURITY DATE:	July 15, 2027

INTEREST RATE:	8.500% per annum

INTEREST PAYMENT DATES:	July 15 and January 15, commencing January 15, 2021

REGULAR RECORD DATES:	July 1 and January 1

REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from July 13, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on July 15 and January 15 in each year, commencing on January 15, 2021, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the July 1 or January 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 8.500% Senior Notes due 2027 (the “Notes”), limited in initial aggregate principal amount to $500,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated July 13, 2020, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

The Notes are redeemable, in whole at any time or in part from time to time prior to January 15, 2027 (the “Par Call Date”), at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through the Par Call Date (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 50 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date.  On and after the Par Call Date, the Notes are redeemable, in whole at any time or in part from time to time, at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

●
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes mature on the Par Call Date), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

●
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM
To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

Exhibit C

Form of Certificates Evidencing the 8.875% Senior Notes due 2030

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

8.875% SENIOR NOTE DUE 2030

NO. R-	PRINCIPAL AMOUNT:
U.S.$

CUSIP: 674599 EA9
ISIN: US674599EA94

ORIGINAL ISSUE DATE:	July 13, 2020

MATURITY DATE:	July 15, 2030

INTEREST RATE:	8.875% per annum

INTEREST PAYMENT DATES:	July 15 and January 15, commencing January 15, 2021

REGULAR RECORD DATES:	July 1 and January 1

REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from July 13, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on July 15 and January 15 in each year, commencing on January 15, 2021, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the July 1 or January 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Signature Page to Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

Signature Page to Trustee’s Certificate of Authentication

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 8.875% Senior Notes due 2030 (the “Notes”), limited in initial aggregate principal amount to $1,000,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated July 13, 2020, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

The Notes are redeemable, in whole at any time or in part from time to time prior to January 15, 2030 (the “Par Call Date”), at the option of the Company at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed through the Par Call Date (not including any portion of such payments of interest accrued to, but not including, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate (as defined herein) plus 50 basis points plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date.  On and after the Par Call Date, the Notes are redeemable, in whole at any time or in part from time to time, at the option of the Company at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of the Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

 “Treasury Rate” means, with respect to any Redemption Date, the rate per annum, as determined by the Quotation Agent, equal to:

●
the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15” or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes mature on the Par Call Date), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis rounding to the nearest month; or

●
if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

The Treasury Rate will be calculated at 5:00 p.m. (New York City time) on the third Business Day preceding the Redemption Date by the Quotation Agent.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming, for this purpose, that the Notes mature on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations, such average in any case to be determined by the Quotation Agent, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Quotation Agent” means, with respect to any Redemption Date, the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means, with respect to any Redemption Date, each of (1) Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC (or their respective affiliates that are primary U.S. Government securities dealers) and their respective successors; provided, however, that if any of them shall cease to be a primary U.S. Government securities dealer in the United States of America (a “Primary Treasury Dealer”), the Company shall substitute for it another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer or Dealers selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day in The City of New York preceding such Redemption Date.

Notice of any redemption will be sent at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed, all as more fully provided in the Indenture. Unless the Company defaults in payment of the Redemption Price (or any accrued and unpaid interest on the Notes or portions thereof to be redeemed), on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected, in the case of Global Notes, in accordance with the policies and procedures of the depository or, in the case of Definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate, all as more fully provided in the Indenture.

All notices of redemption shall state the Redemption Date, the Redemption Price (or, if not then ascertainable, the manner of calculation thereof), if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, together with accrued and unpaid interest thereon, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption.

In the event of redemption of this Note in part only, a new Note or Notes of like tenor in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount hereof will be issued in authorized denominations in the name of the Holder hereof upon surrender hereof.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint ________________________________________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:
Your Signature:
(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $                         . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian